EXHIBIT 10.192

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT N°3

TO THE

[*] AGREEMENT

AMONG

AIRBUS S.A.S.

AND

AIRBUS CANADA LIMITED PARTNERSHIP

AND

AIR LEASE CORPORATION

[*]

ALC – Amendment N°3 to the [*] Agreement
Ref. CLC – CT2306554	Page 1/4

This amendment n°3 (the “Amendment N°3”) dated 6 November 2023 is made

AMONG:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (“Airbus S.A.S.”),

and

AIRBUS CANADA LIMITED PARTNERSHIP, a company having its registered office at Airbus Canada Limited Partnership, 13100 Boulevard Henri Fabre, Mirabel, QC, Canada J7N 3C6 and includes its successors and assigns (“Airbus Canada”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (“ALC”).

Airbus S.A.S. and Airbus Canada together are referred to as “Airbus”.

Airbus, Airbus Canada and ALC together are referred to as the “Parties” and individually as a “Party”.

WHEREAS:

A.[*]

B.[*]

C.[*]

D.[*]

E.ALC, Airbus and Airbus Canada have signed on 20 December 2019 a [*] agreement with reference CLC-CT1906403 for [*] hereinafter together with its Annexes and Letter Agreements referred to as the “[*] Agreement”.

F.On 20 December 2021, the Parties have signed an Amendment N°1 to the [*] Agreement in order to [*].

G.On 11 January 2022, the Parties have signed an Amendment N°2 to the [*] Agreement in order to [*].

The [*] Agreement as amended and supplemented pursuant to the foregoing being referred to as the “Agreement”.

H.The Parties now wish to enter into this Amendment N°3 to the Agreement in order to, among other things, [*], subject to the terms and conditions set out herein.

    NOW IT IS HEREBY AGREED AS FOLLOWS:

ALC – Amendment N°3 to the [*] Agreement
Ref. CLC – CT2306554	Page 2/4

1[*]

2[*]

3INCONSISTENCY AND CONFIDENTIALITY

3.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°3, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

3.2This Amendment N°3 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

3.3This Amendment N°3 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

4COUNTERPARTS

This Amendment N°3 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

5LAW AND JURISDICTION

This Amendment N°3 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 4 of the Agreement shall apply to this Amendment N°3 as if the same were set out in full herein, mutatis mutandis.

ALC – Amendment N°3 to the [*] Agreement
Ref. CLC – CT2306554	Page 3/4

IN WITNESS WHEREOF this Amendment N°3 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIRBUS S.A.S.	AIRBUS CANADA LIMITED PARTNERSHIP
duly acting and represented by its managing
general partner,
AIRBUS CANADA MANAGING GP INC.

By: /s/ Benoît de Saint-Exupéry	By: /s/ Benoît Schultz

Its: Executive Vice President, Contracts	Its: CEO

For and on behalf of

AIR LEASE CORPORATION

By: /s/ Grant Levy

Its: Executive Vice President

ALC – Amendment N°3 to the [*] Agreement
Ref. CLC – CT2306554	Page 4/4